THE PARNASSUS INCOME TRUST

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06673

The Parnassus Income Trust

(Exact name of registrant as specified in charter)

One Market--Steuart Tower #1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Debra Early
The Parnassus Income Trust
One Market--Steuart Tower #1600, San Francisco, California 94105

 (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 778-0200
Date of fiscal year end: December 31 Date of reporting period: December 31, 2004

Item 1: Reports to Shareholders

ONE MARKET-STEUART TOWER #1600 SAN FRANCISCO CA 94105 800-999-3505

February 11, 2005

Dear Shareholder:

Enclosed you will find annual reports for all three funds in the Parnassus Income Trust. Todd Ahlsten, portfolio manager for the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund, wrote those two reports. Ben Liao, portfolio manager for the California Tax-Exempt Fund, wrote that report. Previously, my son, Stephen Dodson, was co-portfolio manager of the California Tax-Exempt Fund, but he has now resigned from that position because of increased responsibilities at our firm in the area of compliance and operations. Stephen is now Executive Vice President and Chief Operating Officer of Parnassus Investments.

Yours truly, Jerome L. Dodson President

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EQUITY INCOME FUND

As of December 31, 2004, the net asset value per share (NAV) of the Equity Income Fund was $25.00, so after taking dividends into account, the total return for the year was 9.30%. This compares to a gain of 10.88% for the S&P 500 and a gain of 12.81% for the average equity income fund followed by Lipper, Inc. While we underperformed slightly in 2004, our long-term record remains excellent. The Fund’s three, five and ten-year returns beat the S&P 500 and Lipper averages for every period. For the last ten years, the Fund has had a negative return in only one year — 2002. For that year, the S&P 500 was down 22.10%, while the Fund was down only 3.69%.

Below is a table and graph that compare the performance of the Fund with the S&P 500 and the average equity income fund followed by Lipper. Average annual total returns are for the one, three, five and ten-year periods.

Average Annual Total Returns	Parnassus Equity	Lipper Equity Income	S&P 500
for periods ended December 31, 2004	Income Fund	Fund Average	Index
One Year	9.30%	12.81%	10.88%
Three Years	6.79%	6.15%	3.58%
Five Years	7.33%	4.48%	(2.29%)
Ten Years	12.60%	11.26%	12.04%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Equity Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. On March 31,1998 the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

STRATEGY

Since we have a lot of new shareholders in the Fund, I want to take you into the cockpit and discuss our investment process. The goal of the Parnassus Equity Income Fund is to outperform the S&P 500 index by using a combination of capital appreciation and current income. In a nutshell, we strive to do this by building a portfolio of stocks that represent “good businesses” that offer a minimum of 20% upside to their current market quotation. We define a “good business” as a company that can generate at least a 15% return on equity. The Fund also takes social factors into account when making investment decisions. We consider a “socially responsible business” to be a company that sells products that have a positive social impact, are good places to work and have strong community involvement.

Fundamentally, our research team looks to find companies that not only have good long-term prospects, but also possess a positive business catalyst that can move the stock higher over the next 12 months. To identify these opportunities, our research analysts travel across the country to meet with executives, industry contacts and Wall Street analysts. In addition, we do in-depth financial analysis to determine each company’s financial strength, growth prospects and intrinsic value.

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Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. On March 31, 1998, the Fund changed its investment objective from a balanced portfolio to an equity income portfolio.

Value on December 31, 2004 of $10,000 invested on December 31, 1994

Equity Income Fund	$32,766

S&P 500 Index	$31,196

Lipper Equity Income Fund Average	$28,590

Based on our equity income strategy, 80% of the Fund’s assets will normally pay dividends or interest, and the portfolio’s dividend yield, after expenses, should be higher than that of the S&P 500. Because most of our investments are large, dividend-paying companies, the Fund is typically placed in the “large cap core” investment style box.

The portfolio is built from a fluid universe of about 400 stocks which are companies that have passed our social criteria and are businesses we understand. Out of that list, typically 75 to 100 stocks will meet our criteria of being socially-responsible, undervalued and have a positive catalyst at any given time. My final step is to take this list of undervalued stocks and overweight the best investment ideas for the Fund.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2004(1)
Banking	13.89%
Printing and Publishing	11.63%
Insurance	9.70%
Medical Equipment	7.17%
Utilities	6.66%
Computers and Software	6.47%
Packaged Foods	5.58%
Industrial	5.38%
Financial Services	5.21%
Pharmaceuticals	4.58%
Office Equipment	3.12%
Health Care Services	2.93%
Telecommunications	2.73%
Services	2.02%
Entertainment	1.93%
Retail	1.78%
Auto Parts	1.74%
Natural Gas	1.60%
Semiconductors	1.32%
Apparel	1.30%
Consumer Products	1.15%
Real Estate Investment Trust	1.00%
Chemicals	0.40%
Machinery	0.00%
Short-Term Securities	0.71%
(1)	Portfolio composition is based on total securities, rather than net assets, and excludes short-term securities received as collateral from securities lending.

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We like to be long-term investors and typically will hold stocks as long as they are undervalued. If a company is not meeting our expectations, we do an extensive review of the investment. We will sell if the fundamentals have changed, or if the catalyst we initially identified has been pushed out by more than a year. We will also sell or trim positions if we find other investments that are more attractive.

The Fund’s investment discipline of owning good businesses at undervalued prices has generated outstanding long-term results. Our three, five and ten-year returns beat the S&P 500 for every period. It’s important to note that the Fund attempts to generate strong returns with less risk than the S&P 500. I’m proud that the Fund has only lost money once in the past ten years which was in 2002. That year, while the S&P 500 posted a significant loss of 22.10%, we reported a loss of only 3.69%. The Fund won’t outperform every year, but I’m confident that our discipline of owning good businesses at undervalued prices can generate strong long-term returns for our shareholders.

ANALYSIS OF 2004

While the Fund reported a solid gain of 9.30% during 2004, we missed our goal of beating the S&P 500, which rose 10.88%. While the market seemed fairly valued, the economy looked strong, which we thought could drive stock prices higher. Based on this view, we bought shares in financial services, healthcare, retail and publishing companies that looked undervalued and positioned to report significant earnings growth. We underweighted technology stocks as those companies looked overvalued. Finally, we underweighted integrated oil stocks as energy prices seemed high, and many of those companies had a tough time passing our social criteria.

As the year progressed, the Fund’s investments in healthcare services, retail and financial services boosted our performance, and our strategy was working well. As of September 30, 2004, the Fund was up 3.17% versus 1.51% for the S&P 500. Unfortunately, our gain of 5.94% during the fourth quarter lagged the 9.23% return for the S&P 500, which made us underperform for the year.

Our return fell short of the S&P 500 based on three main factors. First, we lost about 1.30% versus the S&P because we underweighted integrated oil companies and those stocks soared as energy prices kept going higher. Second, our overweight position in pharmaceuticals cost the Fund approximately 1% versus the S&P 500. We owned pharmaceutical stocks because they looked like great businesses that were absolute bargains. Unfortunately, our investments in Merck and Pfizer had tough years due to safety issues with their Cox-2 inhibitor arthritis drugs and concerns about future growth. The final factor that caused us to underperform was my decision to overweight newspaper and publishing stocks; this cost us about 0.80% versus the index. Those stocks rose less than the market due to the uneven job recovery and weak advertising growth. While the portfolio had some good stock-picking, it couldn’t overcome these three headwinds and we underperformed the S&P 500 by 1.58%.

STRATEGY FOR 2005

While the S&P 500 looks slightly overvalued with a PE of 20 times trailing earnings, solid profit growth could push stock prices higher during the seasonally strong period of January through May. The economy looks set for a good first half as the job market is starting to recover and consumer spending continues to grow. However, I’m keeping a close eye on several headwinds that could create a market correction during the second half of 2005. To begin with, investor sentiment is very high, which historically has signaled market tops. This may seem counterintuitive, but when everyone is optimistic, expectations get higher, which means it’s easier to disappoint and spark a selloff. A recent poll by Investor’s Intelligence showed 67% of those surveyed were bullish on the market, the firm’s highest reading since January 1987—nine months before the stock market crashed that year.

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My second concern is that interest rates and inflation seem set to rise in 2005. Since a strong economy is needed for most companies to hit their 2005 earnings expectations, any slowdown in consumer or business capital spending could spark a downturn.

As of this writing, the Fund is fully invested with major portfolio weightings in financial services, healthcare and consumer staples. We feel our investments in these areas can rise in 2005 as they are undervalued and poised to report good earnings growth. We are also holding our publishing and media stocks as they are undervalued and set to rebound if the economy continues to grow.

LOSERS

The most disappointing loss for the Fund during 2004 was Merck, which cost the NAV 22¢ before we sold the position due to social issues. At Parnassus Investments, we had admired Merck for nearly two decades as a leading socially responsible company. Fortune magazine ranked Merck as America’s most admired company for seven years in a row (1987 to 1993)— an amazing feat. You may recall that last quarter I talked about how my younger brother, Neil Ahlsten, went on a relief trip to Africa last year and discovered that Merck had made amazing contributions to quality of life. During the 1980s, Merck developed and donated a drug called Mectizan to nations suffering from “river blindness,” a disease that is spread by black flies that live along rivers. When the flies bite, they inject microscopic worms into the body. The worms then multiply and eventually cause debilitating skin diseases and eventually blindness. Mectizan kills the worms before they can multiply and travel through the body. Since 1987, Merck has donated some 700 million Mectizan tablets, and millions of people have been protected from the disease.

I was strongly disappointed when the company announced on September 30th that it was voluntarily withdrawing Vioxx, its Cox-2 inhibitor drug used to reduce arthritis pain, from the market. The withdrawal was linked to a patient study which showed increased cardiovascular risks for patients who used Vioxx for periods longer than 18 months.

Initially, I felt Merck’s action in voluntarily withdrawing Vioxx from the market was a socially responsible move since it placed patient safety first. Unfortunately, as more information has reached the surface, it appears that Merck had data that showed Vioxx increased the risk of heart attack years before the drug was withdrawn from the market. As a result, the Equity Income Fund has sold the stock.

Our investment in Pfizer, which cost the Fund’s NAV 29¢ in 2004, faces a similar situation to that of Merck. Pfizer sells two drugs called Bextra and Celebrex that are in the same Cox-2 inhibitor class as Vioxx. Of the two drugs, Celebrex is the most important to Pfizer’s earnings because its annual sales are much larger. When Merck announced that they were pulling Vioxx from the shelves, Pfizer stood by the safety of Celebrex by citing significant clinical data. However, on December 17th, Pfizer announced data from two studies that showed contradictory conclusions regarding the safety of Celebrex. The first study was performed by The National Cancer Institute which showed that patients taking 400 mg to 800 mg of Celebrex had a greater chance of having a cardiovascular event compared with those taking a placebo. The second long-term study, sponsored by Pfizer, showed that patients taking 400 mg of Celebrex had no increased cardiovascular risk. Both studies were monitored by the same safety review board. Pfizer also announced that a third trial involving Celebrex, which was performed by the National Institute of Health (NIH) to see if the drug could help fight Alzheimer’s Disease, showed no increased cardiovascular risk at a 400 mg dosage.

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While Pfizer’s Celebrex situation is disconcerting, it is different from Merck’s Vioxx issue for two reasons. First, based on the trials listed above, it is not clear that Celebrex causes an increased risk of stroke or heart attack at 400mg, which is the highest approved dosage of the drug. In addition, there is no evidence that shows that Pfizer knew about increased cardiovascular risk with Celebrex before the December 17th announcement.

In response to the Celebrex situation, I have sold 60% of our Pfizer position in order to reduce our risk. The stock is extremely undervalued, but I felt the Fund’s investment was too large given the uncertainties regarding Celebrex. It’s important to note that Pfizer has a good history of being socially responsible. This tradition was reinforced in late December as the company announced it was donating $10 million in cash and $25 million of medicine to the Asian Tsunami relief efforts. Pfizer’s donation is the largest to date by any corporation in the United States.

WINNERS

The Fund had nine stocks that boosted our NAV by 12¢ or more. For the second year in a row, the Fund’s largest winner was Invitrogen, a leading supplier of tools and kits for biotechnology research. The stock added 21¢ to the NAV as it rose 42.1% from our average cost of $47.23 to $67.13. We bought a large position in Invitrogen during August after the stock plunged almost 50% from a high of $82 to $46.19 due to a temporary growth slowdown. The company reported strong third-quarter earnings and a positive outlook for 2005, so the stock recovered.

Johnson & Johnson was our second biggest winner which rose 22.8% from $51.66 to $63.42 and added 17¢ to the NAV. The company reported record profits during 2004 based on strong sales of Cypher, its drug coated stent.

SLM Corporation, which is also known as “Sallie Mae,” added 15¢ to the NAV as the stock rose 41.7% from $37.68 to $53.39. This leading player in the Federal student loan market posted strong earnings in 2004 and continues to expand in new financial services areas.

Laboratory Corporation of America, one of the largest providers of clinical testing, rose 34.8% from $36.95 to $49.82 and added 13¢ to the NAV. The company reported record earnings during 2004, based on stable pricing, new tests and good cost control. LabCorp is also doing a better job collecting bills from its customers.

Mentor Graphics sells software which helps companies design computer chips and printed circuit boards. As chips get smaller and faster, Mentor’s customers need more software. The stock added 13¢ to the NAV as the company is set to have a strong fourth quarter of 2004 and good year in 2005.

The Fund’s largest holding, Wells Fargo, rose 8.6% from our average cost of $57.21 to $62.15, which boosted our NAV by 13¢. Strong earnings from real estate lending, improving credit quality and a recovery in commercial lending boosted earnings in 2004.

Our investment in Toys “R” Us added 12¢ to the NAV, as its preferred stock jumped 26% from our cost of $42.17 to $53. While the toy business continues to struggle, the stock rose as investors began to realize the value of the company’s real estate and Babies “R” Us division.

McGraw Hill & Company, the publisher and owner of Standard & Poor’s, rose 30.9% from $69.92 to $91.54 and boosted the NAV by 12¢. The company’s S&P division had another record year, and the company’s publishing segment is set for good growth in 2005 based on a strong adoption year for academic textbooks.

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Genuine Parts Corporation, the owner of Napa Auto Parts, jumped 32.7% from $33.20 to $44.06 and also added 12¢ to the NAV. The company benefited from a strong economy and reported faster revenue growth during 2004.

SOCIAL NOTES

I’m proud to report that as of this writing, 20 of our portfolio companies have already pledged over $50 million of cash and services to the Asian Tsunami relief efforts.

Company	Donation
AFLAC	$1,000,000
Baxter	Medications
Boston Scientific	$100,000
Cisco Systems	$2,500,000
General Mills	$1,000,000
Hewlett Packard	$3,000,000
Home Depot	$500,000
Intel Corporation	$1,000,000
Johnson & Johnson	$2,000,000
J.P. Morgan	$3,000,000
McKesson Corporation	Match Employee Donations
Medtronic	Match Employee Donations
Pfizer	$35,000,000
Quest Diagnostics	$250,000
Sovereign Bancorp	$50,000
3M Corporation	$1,500,000
Toys “R” Us	$1,000,000
Verizon	$1,000,000
Watson Pharmaceuticals	Medications
Wells Fargo	$1,400,000

On a personal note: I have over one third of my liquid net worth invested in the Fund and will work hard to outperform the S&P 500 in 2005.

Thank you for investing in the Parnassus Equity Income Fund.

Yours truly, Todd C. Ahlsten Portfolio Manager

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FIXED-INCOME FUND

As of December 31, 2004, the net asset value per share (NAV) of the Fixed-Income Fund was $15.87, so after taking dividends into account, the total return for the year was 2.05%. This compares to a return of 4.19% for the Lehman Government/Corporate Bond Index and 4.07% for the average A-Rated bond fund followed by Lipper, Inc.

While the Fund underperformed during 2004, we are pleased to report that our three-year return of 6.43% outperforms the Lipper average by 0.6% annually. Our five and ten-year returns remain essentially in line with the Lipper Average. Below you will find a table and graph that compare the performance of the Fixed-Income Fund with that of the Lehman Government/Corporate Bond Index and the Lipper A-Rated Bond Fund Average.

Average Annual Total Returns	Parnassus	Lipper A-Rated Bond	Lehman Government/
for periods ended December 31,2004	Fixed-Income Fund	Fund Average	Corporate Bond Index
One Year	2.05%	4.07%	4.19%
Three Years	6.43%	5.83%	6.59%
Five Years	6.96%	7.00%	8.00%
Ten Years	7.21%	7.16%	7.80%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fixed-Income Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website, or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Lehman Government/Corporate Bond Index is a widely recognized, unmanaged index measuring the performance of bonds and other fixed-income securities, and it is not possible to invest directly in an index. Index figures do not take any expenses into account, but mutual fund returns do. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares.

Value on December 31, 2004 of $10,000 invested on December 31, 1994

Fixed-Income Fund	$20,056

Lehman Government/ Corporate Bond Index	$21,197

Lipper A-Rated Bond Fund Average	$19,750

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

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RECAP OF 2004

The Fund underperformed our peers during 2004 because we felt interest rates would spike higher due to a strong economy. Bond prices fall when interest rates rise, so we shortened the Fund’s duration to cushion our shareholders from potentially significant losses. Our portfolio’s duration, which for most of 2004 was just over one year, was much shorter than many of our peers. (Duration essentially measures how much, in percentage terms, bond prices will change for each 1% change in yield.) Unfortunately, high oil prices and an uneven job market slowed the economic recovery. As a result, the U.S. Treasury Bond yield remained essentially flat for the year, going from 4.25% to 4.22%. While the Federal Reserve raised the Federal Funds Rate from 1.00% to 2.25% to fight potential inflation during the year, it is the direction of longer-term rates that matter most to our portfolio. As a result, since our shorter duration bonds had lower yields versus our peers, we underperformed. While I’m disappointed about our performance in 2004, I don’t regret our positioning, because the downside risk of having a longer duration portfolio far exceeded its potential return.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2004 (1)
Long-Term Securities:
Long-Term U.S. Government and Agency Securities	21.80%
Natural Gas	5.21%
Financial Services	4.37%
Insurance	4.09%
Retail	1.24%
Short-Term Securities:
Short-Term U.S. Government and Agency Securities	59.89%
Other Short-Term Securities	3.40%

(1) Portfolio composition is based on total securities, rather than net assets.

STRATEGY FOR 2005

We feel a significant jump in interest rates is in the cards for 2005 based on a solid economy. According to the minutes of The Federal Reserve’s Open Market Committee meeting on December 14th, its members stated interest rates were still too low to keep inflation stable. As a result, we are keeping our duration very short at about seven months to cushion the Fund from losses if rates rise. I anticipate the Fund will remain defensively positioned for the first half of 2005. During this time, the Fund’s monthly dividend will remain low at approximately 2-3 cents per share because our short-duration bonds have low yields. The Fund’s 30-day SEC yield for December was 1.43%. However, I’m willing to accept a lower current yield in order to preserve capital. We will look to increase our duration and dividend yield when we feel rates have stabilized at higher levels.

Thank you for investing in the Parnassus Fixed-Income Fund.

Yours truly, Todd C. Ahlsten Portfolio Manager

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CALIFORNIA TAX-EXEMPT FUND

As of December 31, 2004, the net asset value per share (NAV) of the California Tax-Exempt Fund was $17.10. Taking dividends into account, the total return for 2004 was 2.73%. This compares to a gain of 4.34% for the average California municipal bond fund followed by Lipper, Inc. The short maturity of the portfolio caused the California Tax-Exempt Fund to underperform its peers for the year. However, our ten-year track record is still above average.

Below you will find a table and graph that compare our annual returns to various indices over the past one, three, five and ten-year periods. The 30-day SEC yield for December 2004 was 2.00%. Our portfolio’s average maturity is about 5.0 years.

Average Annual Total Returns	Parnassus California	Lipper California Municipal	Lehman Municipal
for periods ended December 31, 2004	Tax-Exempt Fund	Bond Fund Average	Bond Index
One Year	2.73%	4.34%	4.48%
Three Years	5.06%	5.44%	6.44%
Five Years	5.96%	6.52%	7.20%
Ten Years	6.56%	6.43%	7.06%

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information is on the Parnassus website (www.parnassus.com). Before investing, an investor should consider the investment objectives, risks, charges and expenses of the Fund and should read the prospectus which contains this information. The prospectus is on the Parnassus website or you can get one by calling (800) 999-3505. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns shown in the table do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of shares. The Lehman Municipal Bond Index is an unmanaged index of fixed-income securities and it is not possible to invest directly in an index. An index doesn’t take expenses into account, but mutual fund returns do.

Value on December 31, 2004 of $10,000 invested on December 31, 1994

California Tax-Exempt Fund	$18,872

Lehman Municipal Bond Index	$19,777

Lipper California Municipal Bond Fund Average	$18,610

Marks on the horizontal axis indicate end of year. Past performance is not predictive of future performance. Returns shown in the graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

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We began 2004 with the view that a strong economy would spark inflation fears and push interest rates higher. In response, we took a defensive position by shortening the maturity of the portfolio. As the year unfolded, the economic recovery was uneven and failed to fuel the inflation we had anticipated. Productivity and corporate profits were strong, but weak job data and higher oil prices slowed down the growth. Given this uneven economic recovery, short-term interest rates went up but long-term rates actually went down a bit. The yield on the ten-year treasury began the year at 4.25% and ended the year at 4.22%. As most of our shareholders know, bond prices drop when interest rates go up. Because short-term rates have risen while long-term rates have fallen, it caused the overall shape of the yield curve to flatten. Since our peers owned longer duration bonds that offer higher yield, we underperformed.

While this year’s performance was disappointing, we thought we did the right thing given the risks that were presented in the bond market going into 2004. Our goal is to maximize the total return for our shareholders, but also to minimize the risks.

PORTFOLIO COMPOSITION AT DECEMBER 31, 2004 (1)
Infrastructure Improvements	30.42%
Environment	19.98%
Public Transportation	14.49%
General Obligation	13.21%
Education	9.09%
Housing	5.27%
Health Care Services	3.54%
Short-Term Securities	4.00%

(1) Portfolio composition is based on total securities, rather than net assets.

OUTLOOK

California should not have a repeat of 2003’s budget crisis that caused rating agencies to downgrade California General Obligation (G.O.) bonds. Since the beginning of 2004, California has made good progress in its fiscal management as reflected in the bond rating. The California G.O. bonds rating went up three notches from BBB to A since the beginning of 2004. Going forward, we expect inflation to accelerate and rates to increase in 2005. As a result, we plan to keep a short duration which should cushion the portfolio if rates jump. Depending on the shape of the yield curve and economic factors, we will adjust the duration and credit quality of the fund, accordingly, to maximize returns.

Starting January 2005, Stephen Dodson will no longer be the co-portfolio manager of the California Tax-Exempt Fund. I will be the sole portfolio manager for the Fund. This change will allow Stephen to focus on compliance and other operational duties.

And as always, thank you for investing in the Fund.

Yours truly, Ben Liao Portfolio Manager

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UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

As a shareholder of the funds, you incur ongoing costs, which include portfolio-management fees, administrative fees, shareholder reports and other fund expenses. The funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends or other distributions; redemption fees; and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period of July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

In the example below, the first line for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each fund provides information about hypothetical account values and hypothetical expenses based on the fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. You may compare the ongoing costs of investing in the fund with other mutual funds by comparing this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are to highlight only your ongoing costs in these funds. Therefore, the second line of each fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Fund	July 1, 2004	December 31, 2004	During Period*
Equity Income Fund: Actual	$1,000.00	$1,062.80	$6.01
Hypothetical (5% before expenses)	$1,000.00	$1,019.30	$5.89
Fixed-Income Fund: Actual	$1,000.00	$1,018.87	$4.36
Hypothetical (5% before expenses)	$1,000.00	$1,020.81	$4.37
California Tax-Exempt Fund: Actual	$1,000.00	$1,033.47	$3.53
Hypothetical (5% before expenses)	$1,000.00	$1,021.67	$3.51

*	Expenses are equal to the fund’s annualized expense ratio of 1.16%, 0.86%, and 0.69% for Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

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THE PARNASSUS INCOME TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of the Parnassus Income Trust:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments by industry classification, of the Parnassus Income Trust (the “Trust”) (comprising the Equity Income Fund, Fixed-Income Fund and California Tax-Exempt Fund) as of December 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights (Note 7) for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Parnassus Income Trust as of December 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

San Francisco, California
February 4, 2005

13

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004

Shares	Common Stocks	Percent of Net Assets	Market Value

	APPAREL
400,000	Ross Stores Inc.	1.3%	$11,548,000

	AUTO PARTS
350,000	Genuine Parts Co. [2]	1.7%	$15,421,000

	BANKING
600,000	AmSouth BanCorporation [2]		15,540,000
855,000	J.P. Morgan Chase & Co.		33,353,550
400,000	New York Community BanCorp Inc. [2]		8,228,000
250,000	North Fork BanCorporation Inc.		7,212,500
50,000	Sovereign BanCorp Inc. [2]		1,127,500
255,000	Washington Mutual Inc.		10,781,400
710,000	Wells Fargo & Co.		44,126,500
		13.5%	$120,369,450
	CHEMICALS
332,100	Wellman Inc. [2]	0.4%	$3,550,149

	COMPUTERS
1,300,000	Hewlett-Packard Co.	3.1%	$27,261,000

	CONSUMER PRODUCTS
200,000	Colgate-Palmolive Co.	1.2%	$10,232,000

	ENTERTAINMENT
520,000	Cedar Fair, L.P. [2]	1.9%	$17,108,000

	FINANCIAL SERVICES
325,000	Charles Schwab Corp.		3,887,000
30,000	Fannie Mae		2,136,300
500,000	GATX Corp.		14,780,000
25,000	H&R Block Inc. [2]		1,225,000
275,000	SLM Corp.		14,682,250
300,000	Synovus Financial Corp. [2]		8,574,000
		5.1%	$45,284,550
	HEALTH CARE SERVICES
300,000	Laboratory Corp. of
	America Holdings [1,2]		14,946,000
50,000	McKesson Corp.		1,573,000
100,000	Quest Diagnostics [2]		9,555,000
		2.9%	$26,074,000
	INDUSTRIAL
300,000	3M Co.		24,621,000
225,000	Stanley Works [2]		11,022,750
125,000	Teleflex Inc.		6,492,500
200,000	WD-40 Co. [2]		5,682,000
		5.4%	$47,818,250
	INSURANCE
425,000	Aflac Inc.		16,932,000
100,000	Lincoln National Corp.		4,668,000
200,000	Montpelier Re Holdings Ltd.		7,690,000
200,000	Renaissance Re Holdings Ltd.		10,416,000
325,000	The St. Paul Travelers Companies Inc.		12,047,750
		5.8%	$51,753,750
	INSURANCE BROKER
700,000	Arthur J. Gallagher & Co. [2]	2.5%	$22,750,000

	MEDICAL EQUIPMENT
425,000	Boston Scientific Corp. [1]		15,108,750
400,000	Invitrogen Corp. [1]		26,852,000
40,000	Medtronic Inc.		1,986,800
		4.9%	$43,947,550
	OFFICE EQUIPMENT
600,000	Pitney Bowes Inc.	3.1%	$27,768,000

	PACKAGED FOODS
675,000	General Mills Inc.		33,554,250
350,000	H.J. Heinz Co.		13,646,500
50,000	The J.M. Smucker Co. [2]		2,353,500
		5.5%	$49,554,250
	PHARMACEUTICALS
125,000	Forest Laboratories Inc. [1,2]		5,607,500
200,000	Johnson & Johnson		12,684,000
650,000	Pfizer Inc.		17,478,500
150,000	Watson Pharmaceuticals Inc.[1]		4,921,500
		4.6%	$40,691,500

The accompanying notes are an integral part of these financial statements.

14

THE PARNASSUS INCOME TRUST

Shares	Common Stocks	Percent of Net Assets	Market Value

	PRINTING
100,000	Ennis Inc.	0.2%	$1,925,000

	PUBLISHING
25,000	E.W. Scripps Co.		1,207,000
500,000	Gannett Co. Inc.		40,850,000
485,000	Knight-Ridder Inc. [2]		32,465,900
225,000	The McGraw-Hill Companies Inc.		20,596,500
150,000	Tribune Co.		6,321,000
		11.3%	$101,440,400
	REAL ESTATE
	INVESTMENT TRUST
325,000	Maguire Properties Inc.	1.0%	$8,924,500

	RETAIL
30,000	Home Depot Inc.	0.1%	$1,282,200

	SEMICONDUCTORS
5,000	Intel Corp.	0.0%	$116,950

	SERVICES
1,300,000	The ServiceMaster Co.	2.0%	$17,927,000

	SOFTWARE
200,000	Cadence Design Systems Inc. [1]		2,762,000
150,000	Intuit Inc. [1,2]		6,601,500
1,300,000	Mentor Graphics Corp.[1,2]		19,877,000
		3.3%	$29,240,500
	TELECOMMUNICATIONS
750,000	Cisco Systems Inc. [1]		14,475,000
300,000	Nokia OYJ (ADR) [2]		4,701,000
125,000	Verizon Communications Inc.		5,063,750
		2.7%	$24,239,750
	UTILITIES
350,000	AGL Resources Inc.		11,634,000
150,000	Energen Corp.		8,842,500
280,000	KeySpan Corp. [2]		11,046,000
150,000	Kinder Morgan Inc.		10,969,500
400,000	Oneok Inc.		11,368,000
25,000	Questar Corp.		1,274,000
100,000	UGI Corp.		4,091,000
		6.6%	$59,225,000
	Total investment in common stocks
	(cost $723,756,924)	90.1%	$805,452,749

Shares	Preferred Stocks
350,000	Baxter International [2]
	Preferred 7.000%, convertible 02/16/06		$19,761,000

55,439	First Republic
	Preferred 8.875%, Series B, callable 12/30/06		1,548,966

50,000	KeySpan Corp.
	Preferred 8.750%, convertible 05/16/06		2,608,500

325,000	ONEOK, Inc. [2]
	Preferred 8.500%, convertible 02/16/06		11,602,500

175,000	St. Paul Co.
	Preferred 9.000%, convertible 08/16/05		11,721,500

275,000	Toys R Us
	Preferred 6.250%, convertible 08/16/05		14,575,000

55,000	Zions BanCorp. [2]
	Preferred 8.000%, callable 09/01/07		1,507,000

	Total investment in preferred stocks
	(cost $53,940,799)	7.1%	$63,324,466

The accompanying notes are an integral part of these financial statements.

15

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004 — CONTINUED

Principal Amount $	Convertible Bonds	Percent of Net Assets	Market Value

2,000,000	Brocade Communications
	2.000%, due 01/01/07		$1,900,000

1,000,000	ETrade Group
	6.000%, due 02/01/07		1,021,250

1,000,000	RadiSys Corp.
	5.500%, due 08/15/07		1,001,250

10,000,000	TriQuint Semiconductor
	4.000%, due 03/01/07		9,675,000

	Total investment in convertible bonds
	(cost $13,261,039)	1.5%	$13,597,500

	Total investment in stocks and convertible bonds
	(cost, $790,958,762)	98.7%	$882,374,715

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value

	Registered Investment
	Companies—
	Money Market Funds
94,698	Goldman Sachs FS
	Government Fund
	variable rate 1.930%		$94,698

5,864,362	Janus Government Fund
	variable rate 2.190%		5,864,362

114,130	Scudder Government Fund
	variable rate 1.910%		114,130
		0.7%	$6,073,190
	Community Development
	Loans [3]
100,000	Boston Community Loan Fund
	2.000%, matures 06/30/05		97,041

100,000	Vermont Community Loan Fund
	2.000%, matures 04/16/05		98,275
		0.0%	$195,316

The accompanying notes are an integral part of these financial statements.

16

THE PARNASSUS INCOME TRUST

Principal Amount $	Short-Term Investments	Percent of Net Assets	Market Value

	Securities Purchased
	with Cash Collateral from
	Securities Lending

	Commercial Paper
10,000,000	Four Winds Funding DCP
	2.601% equivalent; matures 01/03/05	1.1%	$9,996,389

	Floating Rate Securities
10,000,000	First Tennessee Bank MTN
	variable rate 2.330%,
	matures 06/07/05		$9,997,980

5,000,000	Lehman Brothers MTN
	variable rate 2.403%,
	matures 05/16/05		5,000,000

5,000,000	Morgan Stanley
	Dean Witter CP
	variable rate 2.393%,
	matures 02/18/05		5,000,000

5,000,000	Morgan Stanley
	Dean Witter CP
	variable rate 2.393%,
	matures 08/19/05		5,000,000
		2.8%	$24,997,980
	Master Note
5,000,000	Bear Stearns & Co.
	Master Note Agreement
	variable rate 2.463%
	matures 01/05/05	0.5%	$5,000,000

	Repurchase Agreements
20,000,000	Bank of America
	Securities LLC
	Triparty Repurchase
	Agreement
	(Repurchase agreement
	with The Bank of New York
	dated 12/31/04,
	effective yield is 2.360%,
	matures 01/03/05,
	Collateral:
	CIT Group Inc.,
	2.140%, 09/20/07;
	Westfield Capital Corp. Ltd.,
	5.125%, 11/15/14;
	total par value $21,014,621,
	total market value
	$20,915,898)		$20,000,000

70,000,000	Dresdner Kleinwort Benson
	Triparty Repurchase
	Agreement
	(Repurchase agreement
	with J.P. Morgan Chase Bank
	dated 12/31/04,
	effective yield is 2.360%,
	matures 01/03/05,
	Collateral:
	General Electric Corp.,
	2.615%, 03/15/05;
	Citigroup, Inc,
	2.440%, 09/01/05;
	total par value $73,475,500,
	total market value
	$73,501,509)		70,000,000

The accompanying notes are an integral part of these financial statements.

17

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004 — CONTINUED

Principal		Percent of
Amount $	Short-Term Investments	Net Assets	Market Value

27,685,813	Lehman Brothers
	Triparty Repurchase
	Agreement
	(Repurchase agreement
	with J.P.Morgan Chase Bank
	dated 12/31/04,
	effective yield is 2.383%,
	matures 01/03/05,
	Collateral:
	ARC 2002 AIO CMO,
	6.000%, 02/25/05 - 05/25/05;
	BSCMS 2001-TOP2 X1 CMO,
	0.635%, 02/15/35;
	FUNCM 1999-C2 IO CMO,
	0.653%, 06/15/31;
	GMACC 1998-C1 X CMO,
	0.308%, 05/15/30;
	IMSA 1999-2 A9 CMO,
	9.000%, 01/25/30;
	IRWHE 2003-1 AIO CMO,
	10.000%, 09/25/05;
	LBUBS 2001-C3 X CMO,
	0.981%, 06/15/36;
	MSC 1998-HF1 X CMO,
	0.919%, 03/15/30;
	PNCMS 1999-9 AX2 CMO,
	7.500%, 10/25/29;
	SARM 2004-5 5AX CMO,
	5.000%, 03/25/14;
	SAIL 2004-6 ASIO CMO,
	0.000%, 06/25/09;
	SASC 2001-2004 CMO,
	4.500%-8.500%,
	05/25/05-01/25/34;
	SMART 1991-1993 CMO,
	0.000%, 05/25/08-02/25/24;
	TMST 2001-1 X CMO,
	0.000%,10/25/41;
	total market value
	$28,464,602)		$27,685,813
	Total repurchase agreements
	(cost $117,685,813)	13.2%	$117,685,813

	Total securities
	purchased with cash
	collateral from
	securities lending
	(cost $157,680,182)	17.6%	$157,680,182

	Total short-term
	securities
	(cost $163,948,688)	18.3%	$163,948,688

	Total securities
	(cost $954,907,450)	117.0%	$1,046,323,403

	Payable upon return of
	securities loaned	- 17.6%	(157,680,182)

	Other assets and
	liabilities - net	0.6%	5,771,427

	Total net assets	100.0%	$894,414,648

[1]	These securities are non-income producing.

[2]	This security or partial position of this security was on loan at December 31,2004 (Note1). The total value of securities on loan at December 31,2004 was $152,388,459.

[3]	Market value adjustments have been applied to these securities to reflect early withdrawal/call penalties.

Fund holdings will vary over time.

Fund shares are not FDIC insured.

Glossary of Terms
ARC	Amortizing Residential Collateral Trust
BSCMS	Bear Stearns Commercial Mortgage Securities
FUNCM	First Union - Chase Commercial Mortgage
GMACC	GMAC Commercial Mortgage Securities Inc.
IMSA	Impac Secured Assets CMN Owner Trust
IRWHE	Irwin Home Equity
LBUBS	LB-UBS Commercial Mortgage Trust
MSC	Morgan Stanley Capital
PNCMS	PNC Mortgage Securities Corp.
SARM	Structured Adjustable Rate Mortgage Loan Trust
SAIL	Structured Asset Investment Loan Trust
SASC	Structured Asset Securities Corp.
SMART	Structured Mortgage Asset Residential Trust
TMST	Thornburg Mortgage Securities Trust

The accompanying notes are an integral part of these financial statements.

18

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

Assets
Investments in securities, at market value
(identified cost $790,958,762)	$882,374,715
Temporary investments in short-term securities
(at cost, which approximates market value)	46,262,875
Repurchase agreements
(at cost, which approximates market value)	117,685,813
Cash	4,925,960
Receivables:
Dividends and interest	1,279,729
Securities sold	5,810
Capital shares sold	1,335,248
Other assets	2,870
Total assets	$1,053,873,020

Liabilities
Payable upon return of securities loaned	157,680,182
Capital shares redeemed	997,984
Fees payable to Parnassus Investments	562,964
Accounts payable and accrued expenses	217,242
Total liabilities	$159,458,372

Net assets (equivalent to $25.00 per share
based on 35,780,567 shares of capital
stock outstanding)	$894,414,648

Net assets consist of
Undistributed net investment income	266,831
Unrealized appreciation on securities	91,415,953
Overdistributed net realized gain	(4,326,895)
Capital paid-in	807,058,759
Total net assets	$894,414,648

Computation of net asset value and
offering price per share
Net asset value and redemption price per share
($894,414,648 divided by 35,780,567 shares)	$25.00

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

Investment income
Dividends	$16,485,897
Interest	2,814,827
Securities lending	259,125
Other income	11,567
Total investment income	$19,571,416

Expenses
Investment advisory fees (Note 5)	4,860,166
Transfer agent fees (Note 5)	291,932
Fund accounting and administration fees (Note 5)	405,688
Service provider fees	1,304,367
Reports to shareholders	311,065
Registration fees and expenses	80,674
Custody fees	43,487
Professional fees	173,906
Trustee fees and expenses	29,527
Other expenses	167,620
Total expenses	$7,668,432
Fees paid indirectly (Note 5)	(25,170)
Net expenses	7,643,262
Net investment income	$11,928,154

Realized and unrealized gain on investments
Net realized gain (loss) from securities
transactions	$20,107,046
Net change in unrealized appreciation
(depreciation) of securities	38,007,995
Net realized and unrealized gain (loss)
on securities	$58,115,041

Net increase in net assets resulting
from operations	$70,043,195

The accompanying notes are an integral part of these financial statements.

19

THE PARNASSUS INCOME TRUST

EQUITY INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004
AND DECEMBER 31, 2003
	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
From operations
Net investment income	$11,928,154	$8,804,899
Net realized gain (loss) from
securities transactions	20,107,046	5,870,431
Net change in unrealized
appreciation (depreciation)
of securities	38,007,995	53,310,045

Increase in net assets
resulting from operations	$70,043,195	$67,985,375

Dividends to shareholders
From net investment income	(17,436,082)	(10,160,220)
From realized capital gains	(21,462,046)	—

Increase in net assets from
capital share transactions	233,020,302	298,994,695

Increase in net assets	$264,165,369	$356,819,850

Net assets
Beginning of period	630,249,279	273,429,429
End of period
(including undistributed
(overdistributed) net
investment income
of $266,831 in 2004
and $318,960 in 2003)	$894,414,648	$630,249,279

The accompanying notes are an integral part of these financial statements.

20

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004

Principal		Percent of
Amount $	Corporate Bonds	Net Assets	Market Value

	FINANCIAL SERVICES
500,000	Bank One Corp.
	Notes, 6.000%,
	due 02/17/09		$534,459

500,000	Goldman Sachs Group
	Notes, 6.650%,
	due 05/15/09		551,737

500,000	Wells Fargo
	Financial, Inc.
	Notes, 6.850%,
	due 07/15/09		560,853
		4.3%	$1,647,049
	RETAIL
400,000	Target Corp.
	Notes, 7.500%,
	due 08/15/10	1.2%	$467,650

	Total investment in
	corporate bonds
	(cost $1,886,178)	5.5%	$2,114,699

Principal	U.S. Government	Percent of
Amount $	Agency Securities	Net Assets	Market Value

1,000,000	Federal Home
	Loan Bank
	5.000%, due 05/28/15		$993,226

2,000,000	Federal Home Loan
	Mortgage Corporation
	6.250%, due 03/05/12		2,091,054

3,000,000	Federal National
	Mortgage Association
	5.125%, due 04/22/13		3,012,108

	Total investment in
	U.S. Government
	Agency securities
	(cost $6,088,641)	16.0%	$6,096,388

	Total investments in
	corporate bonds and U.S.
	Government securities
	(cost $7,974,819)	21.5%	$8,211,087

Shares	Preferred Stocks
55,000	ONEOK, Inc.
	Preferred 8.500%,
	due 02/16/06		$1,963,500

23,000	St. Paul Co.
	Preferred 9.000%,
	due 08/16/05		1,540,540

	Total investment in
	preferred stocks
	(cost $3,379,873)	9.2%	$3,504,040

	Total long-term
	securities
	(cost, $11,354,692)	30.7%	$11,715,127

The accompanying notes are an integral part of these financial statements.

21

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004 — CONTINUED

Principal		Percent of
Amount $	Short-Term Investments	Net Assets	Market Value

	U.S. Government Agency
	Discount Notes
3,000,000	Federal Home Loan
	Mortgage Corporation
	Zero Coupon,
	2.030% equivalent,
	matures 01/18/05		$2,997,293

3,000,000	Federal National
	Mortgage Association
	Zero Coupon
	2.166% equivalent,
	matures 01/05/05		2,999,467

14,000,000	Federal National
	Mortgage Association
	Zero Coupon
	2.324% equivalent,
	matures 02/02/05		13,972,498

2,600,000	Federal National
	Mortgage Association
	Zero Coupon
	2.330% equivalent,
	matures 02/22/05		2,591,250
		59.1%	$22,560,508
	Registered Investment Companies—
	Money Market Funds

283,173	Goldman Sachs FS
	Government Fund
	variable rate 1.930%		$283,173

992,767	Janus Government Fund
	variable rate 2.190%		992,767
1,269	Scudder Government
	Fund
	variable rate 1.910%		1,268
		3.3%	$1,277,208
	Total short-term securities
	(cost $23,837,716)	62.4%	$23,837,716

	Total securities
	(cost $35,192,408)	93.1%	$35,552,843

	Other assets and liabilities - net	6.9%	2,651,944

	Total net assets	100.0%	$38,204,787

Fund holdings will vary over time.

Fund shares are not FDIC insured.

The accompanying notes are an integral part of these financial statements.

22

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

Assets
Investments in securities, at market value
(identified cost $11,354,692)	$11,715,127
Temporary investments in short-term securities
(at cost, which approximates market value)	23,837,716
Cash	2,322,414
Receivables:
Interest	122,235
Capital shares sold	236,526
Other assets	721
Total assets	$38,234,739

Liabilities
Fees payable to Parnassus Investments	17,576
Accounts payable and accrued expenses	12,376
Total liabilities	$29,952

Net assets (equivalent to $15.87
per share based on 2,406,845
shares of capital stock outstanding)	$38,204,787

Net assets consist of
Undistributed net investment income	$—
Unrealized appreciation on securities	360,435
Accumulated net realized gain	—
Capital paid-in	37,844,352
Total net assets	$38,204,787

Computation of net asset value and
offering price per share
Net asset value and offering price per share
($38,204,787 divided by 2,406,845 shares)	$15.87

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

Investment income
Interest	$850,745
Dividends	176,531
Total investment income	$1,027,276

Expenses
Investment advisory fees (Note 5)	182,102
Transfer agent fees (Note 5)	51,229
Fund accounting and administration fees (Note 5)	20,433
Service provider fees (Note 5)	32,620
Reports to shareholders	17,433
Registration fees and expenses	22,956
Professional fees	14,156
Custody fees	4,224
Trustee fees and expenses	1,275
Other expenses	8,073
Total expenses before fee waiver	$354,501
Fees waived by Parnassus Investments (Note 5)	(83,059)
Net expenses	$271,442
Net investment income	$755,834

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) from securities transactions	$161,083
Net change in unrealized appreciation
(depreciation) of securities	(168,658)
Net realized and unrealized gain (loss)
on securities	$(7,575)

Net increase in net assets resulting
from operations	$748,259

The accompanying notes are an integral part of these financial statements.

23

THE PARNASSUS INCOME TRUST

FIXED-INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004
AND DECEMBER 31, 2003

	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
From operations
Net investment income	$755,834	$991,077
Net realized gain (loss)
from securities transactions	161,083	549,369
Net change in unrealized
appreciation (depreciation)
of securities	(168,658)	(289,739)

Increase in net assets
resulting from operations	$748,259	$1,250,707

Dividends to shareholders
From net investment income	(755,834)	(1,060,578)
From realized capital gains	(222,827)	(135,873)
Return of capital	(71,829)	—

Increase in net assets from
capital share transactions	4,409,201	14,951,960

Increase in net assets	$4,106,970	$15,006,216

Net assets
Beginning of period	34,097,817	19,091,601
End of period
(including undistributed
net investment income of
$0 in 2004 and $0 in 2003)	$38,204,787	$34,097,817

The accompanying notes are an integral part of these financial statements.

24

THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004

Principal		Percent of
Amount $	Municipal Bonds	Net Assets	Market Value

	EDUCATION
300,000	Folsom School District
	FGIC Insured, 5.600%, due 08/01/11		$330,561

450,000	Los Altos School District
	5.250%, due 08/01/10		505,516

440,000	Los Angeles Unified
	School District
	FGIC Insured, 5.500%, due 07/01/13		500,773

450,000	Morgan Hill Unified
	School District
	FGIC Insured, 4.900%, due 08/01/13		487,958

410,000	Sacramento City Unified School District
	5.750%, due 07/01/17		473,960
		9.0%	$2,298,768

	ENVIRONMENT
	Fixed Rate
400,000	California State Department
	of Water Resources
	5.125%, due 12/01/16		$432,500

1,100,000	California State Department
	of Water Resources
	5.500%, due 05/01/09		1,218,646

500,000	Central Coast Water Authority
	AMBAC Insured, 5.000%,
	due 10/01/16		524,895

200,000	City of Los Angeles
	FGIC Insured, 5.000%,
	due 06/01/11		217,648

315,000	Los Angeles County Public
	Works Financing Authority
	5.500%, due 10/01/12		344,909

500,000	San Francisco City &
	County Public Utilities Commission
	MBIA Insured, 3.000%,
	due 10/01/06		507,035

1,000,000	San Francisco City &
	County Public Utilities Commission
	MBIA Insured, 5.000%,
	due 10/01/09		1,106,790
		17.0%	$4,352,423
	Variable Rate
700,000	California State Department
	of Water Resources
	variable rate 2.000%,
	due 05/01/22	2.7%	$700,000
		19.7%	$5,052,423

The accompanying notes are an integral part of these financial statements.

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THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND
PORTFOLIO OF INVESTMENTS BY INDUSTRY CLASSIFICATION, DECEMBER 31, 2004 — CONTINUED

Principal		Percent of
Amount $	Municipal Bonds	Net Assets	Market Value

	GENERAL OBLIGATION
300,000	City of Oakland
	FGIC Insured, 5.500%,
	due 12/15/11		$324,729

1,000,000	State of California
	6.600%, due 02/01/09		1,142,780

700,000	State of California
	6.100%, due 10/1/09		798,147

1,000,000	State of California
	5.000%, due 03/01/08		1,075,060
		13.1%	$3,340,716
	HEALTH CARE SERVICES
400,000	California Health Facilities
	Financing Authority
	AMBAC Insured, 5.000%,
	due 10/01/08		438,616

415,000	Loma Linda Hospital
	AMBAC Insured, 4.850%,
	due 12/01/10		457,674
		3.5%	$896,290
	HOUSING
1,000,000	ABAG Finance Authority
	for Nonprofit Corps
	4.250%, due 11/15/12		1,033,040

275,000	Los Angeles Community
	Redevelopment Agency
	MBIA Insured, 5.000%,
	due 07/01/13		300,003
		5.2%	$1,333,043

	INFRASTRUCTURE
	IMPROVEMENTS
500,000	California Infrastructure
	& Economic
	Development Bank
	5.000%, due 10/01/12		560,875

1,000,000	California State Public
	Works Board
	FSA Insured, 5.375%,
	due 10/01/13		1,127,540

960,000	California State Public
	Works Board
	5.500%, due 12/01/09		1,070,554

910,000	California Statewide Communities
	Development Authority
	ACA Insured, 4.500%,
	due 08/01/10		950,995

1,000,000	Indian Wells
	Redevelopment Agency
	AMBAC Insured, 4.500%,
	due 09/01/11		1,082,950

600,000	La Quinta Redevelopment
	Agency Tax Allocation
	MBIA Insured, 7.300%,
	due 09/01/11		745,974

350,000	Metropolitan Water
	District of Southern California
	5.250%, due 07/01/15		377,720

450,000	Oakland Redevelopment Agency
	3.400%, due 09/01/09		455,994

860,000	Rialto Redevelopment Agency

	4.000%, due 09/01/07		883,762

425,000	Rialto Redevelopment Agency
	4.500%, due 09/01/13		436,730
		30.1%	$7,693,094

The accompanying notes are an integral part of these financial statements.

26

THE PARNASSUS INCOME TRUST

Principal		Percent of
Amount $	Municipal Bonds	Net Assets	Market Value

	PUBLIC TRANSPORTATION
1,000,000	Contra Costa
	Transportation Authority
	FGIC Insured, 4.000%,
	due 03/01/09		$1,059,240

325,000	Los Angeles County
	Metropolitan
	Transportation Authority
	AMBAC Insured, 5.500%,
	due 07/01/10		368,651

250,000	Los Angeles County
	Metropolitan
	Transportation Authority
	AMBAC Insured,
	5.000%, due 07/01/13		271,647

390,000	San Francisco Bay Area
	Rapid Transit District
	5.500%, due 07/01/07		419,921

400,000	San Francisco Bay Area
	Rapid Transit District
	5.250%, due 07/01/13		437,528

1,000,000	San Francisco City &
	County Airports
	Commission
	FGIC Insured, 5.000%,
	due 05/01/10		1,108,560
		14.3%	$3,665,547
	Total investments
	in municipal bonds
	(cost, $23,382,272)	94.9%	$24,279,881

Principal		Percent of
Amount $	Short-Term Investments	Net Assets	Market Value

	Registered Investment Companies—
	Money Market Funds

251,948	California Investment
	Trust Tax Free Fund
	variable rate 1.150%		$251,948

303,462	Goldman Sachs California
	Tax-Exempt Fund
	variable rate 1.070%
			303,462
453,465	Highmark California
	Tax-Exempt Fund
	variable rate 1.450%		453,757

	Total investment in
	short-term securities
	(cost $1,009,167)	3.9%	$1,009,167

	Total securities
	(cost $24,391,439)	98.8%	$25,289,048

	Other assets and liabilities - net	1.2%	304,755

	Total net assets	100.0%	$25,593,803

Fund holdings will vary over time.
Fund shares are not FDIC insured.

Glossary of Terms
ABAG	The Association of Bay Area Governments
ACA	ACA Financial Guaranty Corp.
AMBAC	American Municipal Bond Assurance Corp.
FGIC	Financial Guaranty Insurance Co.
FSA	Financial Security Assistance
MBIA	Municipal Bond Investors Assurance Corp.

The accompanying notes are an integral part of these financial statements.

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THE PARNASSUS INCOME TRUST

CALIFORNIA TAX-EXEMPT FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2004

Assets
Investments in securities, at market value
(identified cost $23,382,272)	$24,279,881
Temporary investments in short-term securities
(at cost, which approximates market value)	1,009,167
Receivables:
Interest	326,507
Other assets	502
Total assets	$25,616,057

Liabilities
Fees payable to Parnassus Investments	11,092
Accounts payable and accrued expenses	11,162
Total liabilities	$22,254

Net assets (equivalent to $17.10
per share based on 1,496,888 shares
of capital stock outstanding)	$25,593,803

Net assets consist of
Undistributed net investment income	$5,021
Unrealized appreciation on securities	897,609
Accumulated net realized gain	—
Capital paid-in	24,691,173
Total net assets	$25,593,803

Computation of net asset value and
offering price per share
Net asset value and offering price per share
($25,593,803 divided by 1,496,888 shares)	$17.10

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2004

Investment income
Interest	$882,912
Total investment income	$882,912

Expenses
Investment advisory fees (Note 5)	126,605
Transfer agent fees (Note 5)	11,620
Fund accounting and administration fees (Note 5)	14,399
Service provider fees (Note 5)	21,806
Reports to shareholders	4,545
Registration fees and expenses	2,962
Professional fees	9,064
Custody fees	2,151
Trustee fees and expenses	905
Other expenses	11,397
Total expenses before fee waiver	$205,454
Fees waived by Parnassus Investments (Note 5)	(36,904)
Net expenses	$168,550
Net investment income	$714,362

Realized and unrealized gain (loss)
on investments
Net realized gain (loss) from securities transactions	$—
Net change in unrealized appreciation
(depreciation) of securities	$(36,967)

Net realized and unrealized gain
(loss) on securities	$(36,967)

Net increase in net assets resulting
from operations	$677,395

The accompanying notes are an integral part of these financial statements.

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THE PARNASSUS INCOME TRUST

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2004
AND DECEMBER 31, 2003

	YEAR ENDED DECEMBER 31, 2004	YEAR ENDED DECEMBER 31, 2003
From operations
Net investment income	$714,362	$800,948
Net realized gain (loss) from
securities transactions	—	271,953
Net change in unrealized
appreciation (depreciation)
of securities	(36,967)	(84,210)

Increase in net assets
resulting from operations	$677,395	$988,691

Dividends to shareholders
From net investment income	(718,553)	(807,627)
From realized capital gains	(22,133)	(250,346)

Increase (decrease) in net
assets from capital share
transactions	832,566	(1,269,019)

Increase (decrease) in
net assets	$769,275	$(1,338,301)

Net assets
Beginning of period	24,824,528	26,162,829
End of period
(including undistributed
net investment income
of $5,021 in 2004 and
$9,817 in 2003)	$25,593,803	$24,824,528

The accompanying notes are an integral part of these financial statements.

29

THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS

1.  Significant Accounting Policies

The Parnassus Income Trust (the “Trust”), formerly The Parnassus Income Fund, organized on August 8, 1990 as a Massachusetts Business Trust, is registered under the Investment Company Act of 1940 as a diversified, open-end investment management company comprised of three separate funds, each offering separate shares. The Trust began operations on August 31, 1992. The following is a summary of significant accounting policies of the funds.

Securities Valuations: Short-term securities are generally money-market instruments and are valued at amortized cost, which approximates market value. A market-value adjustment is applied to certain short-term securities to reflect penalties for early withdrawal and early call. Equity securities that are listed or traded on a national securities exchange are stated at market value based on recorded closing sales on the exchange or on the Nasdaq’s National Market System official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities.

Equity and fixed-income securities where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, a discount from the market value of a similar security, fundamental analytical data, and an evaluation of market conditions.

Federal Income Taxes: The funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable and tax-exempt income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Securities Transactions: Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes.

Dividends to Shareholders: Distributions to shareholders are recorded on the record date. The Equity Income Fund pays income dividends quarterly and capital-gain dividends annually. The Fixed-Income and California Tax-Exempt Funds pay income dividends monthly and capital-gain dividends annually.

Investment Income and Expenses: Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Securities Lending: The Equity Income Fund lends its securities to approved financial institutions to earn additional income and receives cash and/or securities as collateral to secure the loans. Collateral is maintained at not less than 102% of the value of loaned securities. Although the risk of lending is mitigated by the collateral, the fund could experience a delay in recovering securities and a possible loss of income or value if the borrower fails to return them.

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THE PARNASSUS INCOME TRUST

Repurchase Agreements: Collateral from securities lending may include investments in repurchase agreements secured by U.S. government obligations or other securities. Securities pledged as collateral for repurchase agreements are held by the funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. Tax Matters and Distributions

The tax character of distributions paid during the years ended December 31, 2004 and 2003, were as follows:

	EQUITY INCOME FUND		FIXED-INCOME FUND		CALIFORNIA TAX-EXEMPT FUND
	2004	2003	2004	2003	2004	2003
Distributions paid from:
Ordinary income	$21,011,990	$10,160,220	$755,834	$1,060,578	$—	$—
Tax-exempt income	—	—	—	—	719,079	807,627
Long-term capital gains	17,886,138	—	222,827	135,873	21,607	250,346
	$38,898,128	$10,160,220	$978,661	$1,196,451	$740,686	$1,057,973
Return of capital	—	—	71,829	—	—	—
Total distributions	$38,898,128	$10,160,220	$1,050,490	$1,196,451	$740,686	$1,057,973

At December 31, 2004, the cost of investments in securities, net unrealized appreciation (depreciation), distributable earnings, and undistributed earning, for income tax purposes were as follows:

	EQUITY INCOME FUND	FIXED-INCOME FUND	CALIFORNIA TAX-EXEMPT FUND
Cost of investment	$791,807,705	$11,354,692	$23,309,254
Unrealized appreciation	$94,468,632	$526,258	$979,291
Unrealized depreciation	(3,901,622)	(165,823)	(8,664)
Net unrealized appreciation (depreciation)	$90,567,010	$360,435	$970,627
Distributable earnings - ordinary income	$17,875,780	$755,834	$—
Distributable earnings - tax-exempt income	—	—	713,239
Distributable earnings - long-term capital gains	17,886,138	161,083	—
Undistributed - ordinary income	$66,591	$—	$—
Undistributed earnings - tax-exempt income	—	—	935
Undistributed earnings - long-term capital gains	—	—	—

As of December 31, 2004, the Equity Income Fund had $3,476,222 of post-October capital losses, which are deferred until 2005 for tax purposes.

Net investment income differs for financial statements and tax purposes primarily due to differing treatments of bond discounts. Net realized gains differ for financial statements and tax purposes primarily due to differing treatments of wash sales and bond discounts.

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THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS - CONTINUED

Permanent differences incurred during the year ended December 31, 2004, resulting from differences in book and tax accounting, that have been reclassified at year-end to undistributed net investment income, undistributed net realized gain (loss) and capital paid-in were as follows:

	UNDISTRIBUTED NET	UNDISTRIBUTED NET	CAPITAL
FUND	INVESTMENT INCOME	REALIZED GAIN (LOSS)	PAID-IN
Equity Income Fund	$5,455,799	$(5,455,799)	$—
Fixed-Income Fund	$6,904	$64,925	$(71,829)
California Tax-Exempt Fund	$(605)	$526	$79

3. Capital Stock

Equity Income Fund: As of December 31,2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $807,058,759. Transactions in capital stock (shares) were as follows:

	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	16,399,818	$399,938,907	21,806,608	$464,928,454
Shares issued through dividend reinvestment	1,493,344	36,552,477	416,260	9,370,176
Shares repurchased	(8,375,092)	(203,471,082)	(8,855,314)	(175,303,935)
Net increase (decrease)	9,518,070	$233,020,302	13,367,554	$298,994,695

Fixed-Income Fund: As of December 31, 2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $37,844,352. Transactions in capital stock (shares) were as follows:

	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	772,208	$12,333,370	1,416,444	$21,276,069
Shares issued through dividend reinvestment	57,474	913,210	63,100	1,017,411
Shares repurchased	(554,100)	(8,837,379)	(550,524)	(7,341,520)
Net increase (decrease)	275,582	$4,409,201	929,020	$14,951,960

California Tax-Exempt Fund: As of December 31, 2004, there was an unlimited number of authorized shares of capital stock, no par value. Paid-in capital aggregated $24,691,173. Transactions in capital stock (shares) were as follows:

	YEAR ENDED DECEMBER 31, 2004		YEAR ENDED DECEMBER 31, 2003
	Shares	Amount	Shares	Amount
Shares sold	245,943	$4,209,312	416,172	$7,158,418
Shares issued through dividend reinvestment	38,113	649,799	54,377	933,074
Shares repurchased	(235,836)	(4,026,545)	(543,745)	(9,360,511)
Net increase (decrease)	48,220	$832,566	(73,196)	$(1,269,019)

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THE PARNASSUS INCOME TRUST

4. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2004 were as follows:

	Purchases	Sales
Equity Income Fund	$1,000,602,312	$561,779,882
Fixed-Income Fund	$3,379,872	$5,230,817
California Tax-Exempt Fund	$514,895	$—

5. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the funds, Parnassus Investments is entitled to receive fees payable monthly, based on the fund’s average daily net assets for the month, at the following annual rates:

Equity Income Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000 and 0.65% of the amount above $100,000,000. Fixed-Income Fund and California Tax-Exempt Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2004, Parnassus Investments has contractually agreed to reduce its investment advisory fee through May 1, 2005 to the extent necessary to limit total operating expenses to 0.87% of net assets for the Fixed-Income Fund and 0.75% of net assets for the California Tax-Exempt Fund.

As a result of fee waivers, including additional voluntary waivers of 0.12% for Fixed-Income Fund and 0.08% for California Tax-Exempt Fund, the following were actually charged in 2004. For the Fixed-Income Fund, the investment advisory fee was 0.27%. Parnassus Investments received net advisory fees totaling $99,043 from the Fixed-Income Fund for the year ended December 31, 2004. For the California Tax-Exempt Fund, the investment advisory fee was 0.35%. Parnassus Investments received net advisory fees totaling $89,701 from the California Tax-Exempt Fund for the year ended December 31, 2004.

Parnassus Investments receives fees under terms of a separate agreement which provides for furnishing transfer agent and fund accounting and administration services to the funds. The transfer agent fee was $2.70 per month per account plus any out-of-pocket expenses. The funds pay the monthly fee based on the number of accounts on record at month-end. Through July 31, 2004, the fund accounting and administration fee was $27,123 per month. Beginning on August 1, 2004, the fund accounting and administration fee was changed to reflect annual rates determined on net assets for all funds managed by Parnassus Investments and was allocated based on respective fund net assets. The annualized fund accounting and administration services fee was 0.07% of average net assets under this new agreement for the period August 1, 2004, through December 31, 2004.

Parnassus Investments may also arrange for third parties to provide certain services, including account maintenance, record-keeping and other personal services to their clients who invest in the funds. For these services, the funds may pay service providers an aggregate service fee on investment accounts at a rate not to exceed 0.25% per annum of average daily net assets.

The Equity Income Fund paid commissions on portfolio transactions to third-party broker-dealers as part of directed brokerage arrangements. Under these arrangements, the fund earned credits on trades executed by such brokers to pay for fund expenses. These expense reimbursements are included in the statement of operations as fees paid indirectly. These arrangements were discontinued during 2004.

Jerome L. Dodson is the president of the Trust and is the president and majority stockholder of Parnassus Investments.

33

THE PARNASSUS INCOME TRUST

NOTES TO FINANCIAL STATEMENTS - CONTINUED

6. Geographic and Industry Concentration Risk Factors

The California Tax-Exempt Fund primarily invests in debt obligations issued by the State of California and its political subdivisions, agencies and public authorities to obtain funds for various public purposes. There are certain risks arising from the concentration of investments in California municipal securities. The California Tax-Exempt Fund is more susceptible to factors adversely affecting issuers of California municipal securities than a fund that is not concentrated in these issuers to the same extent. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

7. Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplemental data for each of the five years ended December 31 are as follows:

Equity Income Fund	2004	2003	2002	2001	2000
Net asset value at beginning of year	$24.00	$21.20	$22.50	$21.48	$23.13
Income (loss) from investment operations:
Net investment income	0.40	0.44	0.49	0.67	0.33
Net realized and unrealized gain (loss) on securities	1.79	2.85	(1.32)	1.43	1.06
Total income (loss) from investment operations	2.19	3.29	(0.83)	2.10	1.39
Distributions:
Dividends from net investment income	(0.56)	(0.49)	(0.29)	(0.45)	(0.36)
Distributions from net realized gains	(0.63)	—	(0.18)	(0.63)	(2.68)
Total distributions	(1.19)	(0.49)	(0.47)	(1.08)	(3.04)
Net asset value at end of year	$25.00	$24.00	$21.20	$22.50	$21.48
Total return	9.30%	15.69%	(3.69%)	9.97%	6.36%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	1.04%	0.96%	1.03%	1.18%	1.15%
Ratio of net expenses to average net assets	1.04%	0.95%	0.96%	1.00%	0.97%
Ratio of net investment income to average net assets	1.63%	1.95%	2.29%	3.10%	1.34%
Portfolio turnover rate	79.88%	79.21%	42.01%	86.78%	97.42%
Net assets, end of year (000’s)	$894,415	$630,249	$273,429	$85,501	$55,421

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THE PARNASSUS INCOME TRUST

Fixed-Income Fund	2004	2003	2002	2001	2000
Net asset value at beginning of year	$16.00	$15.88	$14.94	$14.19	$14.49
Income (loss) from investment operations:
Net investment income	0.33	0.58	0.82	0.87	0.89
Net realized and unrealized gain (loss) on securities	(0.01)	0.26	0.95	0.72	(0.29)
Total income (loss) from investment operations	0.32	0.84	1.77	1.59	0.60
Distributions:
Dividends from net investment income	(0.33)	(0.65)	(0.83)	(0.84)	(0.90)
Distributions from net realized gains	(0.09)	(0.07)	—	—	—
Return of capital	(0.03)	—	—	—	—
Total distributions	(0.45)	(0.72)	(0.83)	(0.84)	(0.90)
Net asset value at end of year	$15.87	$16.00	$15.88	$14.94	$14.19
Total return	2.05%	5.30%	12.20%	11.31%	4.32%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.97%	0.92%	1.08%	1.15%	1.13%
Ratio of net expenses to average net assets	0.75%	0.62%	0.81%	0.83%	0.78%
Ratio of net investment income to average net assets	2.08%	3.59%	5.36%	5.84%	6.18%
Portfolio turnover rate	24.38%	125.74%	59.00%	21.19%	19.19%
Net assets, end of year (000’s)	$38,205	$34,098	$19,092	$12,947	$10,309

California Tax-Exempt Fund	2004	2003	2002	2001	2000
Net asset value at beginning of year	$17.14	$17.19	$16.61	$16.90	$15.82
Income (loss) from investment operations:
Net investment income	0.48	0.53	0.59	0.70	0.72
Net realized and unrealized gain (loss) on securities	(0.02)	0.12	0.83	(0.18)	1.10
Total income (loss) from investment operations	0.46	0.65	1.42	0.52	1.82
Distributions:
Dividends from net investment income	(0.48)	(0.53)	(0.59)	(0.70)	(0.71)
Distributions from net realized gains	(0.02)	(0.17)	(0.25)	(0.11)	(0.03)
Total distributions	(0.50)	(0.70)	(0.84)	(0.81)	(0.74)
Net asset value at end of year	$17.10	$17.14	$17.19	$16.61	$16.90
Total return	2.73%	3.88%	8.66%	3.09%	11.75%
Ratios/supplemental data:
Ratio of gross expenses to average net assets	0.81%	0.83%	0.95%	0.85%	0.77%
Ratio of net expenses to average net assets	0.67%	0.62%	0.73%	0.65%	0.52%
Ratio of net investment income to average net assets	2.82%	3.08%	3.45%	4.19%	4.27%
Portfolio turnover rate	—	16.16%	41.73%	23.14%	8.13%
Net assets, end of year (000’s)	$25,594	$24,825	$26,163	$18,891	$17,186

Net investment income per share is based on average daily shares outstanding.

For the year ended December 31, 2004, Parnassus Investments has agreed to a 0.87% limit on expenses for the Fixed-Income Fund and 0.75% for the California Tax-Exempt Fund (see note 5 for details). Certain fees were waived for the years ended December 31, 2004, 2003, 2002, 2001, and 2000 for the Fixed-Income Fund and the California Tax-Exempt Fund. For the Equity Income Fund, certain fees were waived for the years ended December 31, 2001 and 2000.

35

THE PARNASSUS INCOME TRUST

ADDITIONAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES AND OFFICERS

INDEPENDENT TRUSTEES§

Portfolios
				in the Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
Name, Address and Age	Funds	Service	During Past 5 Years	by Trustee	Trustee

Herbert A. Houston	Trustee	Indefinite	Health-care consultant and	4	None
One Market -			owner of several small businesses;
Steuart Tower		Since 1992	Chief Executive Officer of the
Suite 1600		for Income	Haight Ashbury Free Clinics, Inc.
San Francisco,		Trust	from 1987 to 1998; Trustee of
California 94105		Since 1998	the Parnassus Fund since 1998
Age 61		for Parnassus	and the Parnassus Income Trust
		Fund	since inception.

Jeanie S. Joe	Trustee	Indefinite	President of Geo/Resource	4	None
One Market -			Consultants, a geotechnical and
Steuart Tower		Since	environmental consulting firm,
Suite 1600		October	since 1995; director and secretary
San Francisco,		2004	of Telecommunication Consumer
California 94105			Protection Fund Corporation.
Age 57

Donald V. Potter	Trustee	Indefinite	President and owner of	4	None
One Market -			Windermere Associates,
Steuart Tower		Since 2002	a consulting firm specializing
Suite 1600			in business strategy, since 1984.
San Francisco,
California 94105
Age 59

§ “Independent” trustees are trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

†    An “interested” trustee is a trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Jerome L. Dodson is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

† † Jerome L. Dodson is the father of Stephen J. Dodson, the Chief Compliance Officer and Assistant Secretary of the Funds.

36

THE PARNASSUS INCOME TRUST

ADDITIONAL INFORMATION (UNAUDITED)  - CONTINUED

BOARD OF TRUSTEES AND OFFICERS  - CONTINUED

INTERESTED TRUSTEE†

Portfolios
				in the Fund	Other
	Position(s)	Term of Office		Complex	Directorships
	Held with	and Length of	Principal Occupation(s)	Overseen	Held by
Name, Address and Age	Funds	Service	During Past 5 Years	by Trustee	Trustee
Jerome L. Dodson††	President	Indefinite	President and Trustee of the	4	None
One Market -	and		Parnassus Fund and the Parnassus
Steuart Tower	Trustee	Since 1992	Income Trust since their inceptions;
Suite 1600		for Income	President and Director of
San Francisco,		Trust	Parnassus Investments since June
California 94105		Since 1984	1984; portfolio manager of the
Age 61		for the	Parnassus Fund since its inception.
Parnassus
Fund

OFFICERS (OTHER THAN JEROME L. DODSON)

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	Funds	Service	Principal Occupation(s) During Past 5 Years
Debra A. Early	Vice	Indefinite	Vice President, Chief Financial Officer and Treasurer of
One Market -	President		Parnassus Investments since 2004. Formerly, Senior
Steuart Tower	and	Since	Manager at PricewaterhouseCoopers LLP October 1992 to
Suite 1600	Treasurer	December	November 2004.
San Francisco,		2004
California 94105
Age 40

Todd Ahlsten	Vice	Indefinite	Vice President, Financial Analyst and Director of Research
One Market -	President		at Parnassus Investments since 1995.
Steuart Tower		Since 2001
Suite 1600
San Francisco,
California 94105
Age 32

37

THE PARNASSUS INCOME TRUST

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

BOARD OF TRUSTEES AND OFFICERS - CONTINUED

OFFICERS (OTHER THAN JEROME L. DODSON) — CONTINUED

	Position(s)	Term of Office
	Held with	and Length of
Name, Address and Age	Funds	Service	Principal Occupation(s) During Past 5 Years
Richard D.	Secretary	Indefinite	Attorney specializing in business law in private practice.
Silberman
One Market -		Since 1986
Steuart Tower
Suite 1600
San Francisco,
California 94105
Age 67

Stephen J. Dodson*	Chief	Indefinite	Financial Analyst with Morgan Stanley 1999-2001. Associate
One Market -	Compliance		with Advent International, a venture capital firm 2001-2002.
Steuart Tower	Officer and	Since 2002	Executive Vice President and Chief Operating Officer of
Suite 1600	Assistant		Parnassus Investments 2002-Present.
San Francisco,	Secretary
California 94105
Age 27

* Stephen J. Dodson is the son of Jerome L. Dodson, the President and a trustee of the Funds.

Additional information about the Fund’s Board of Trustees is available in the Statement of Additional Information. The Statement of Additional information is available without charge on the Securities and Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505.

38

THE PARNASSUS INCOME TRUST

ADDITIONAL INFORMATION (UNAUDITED) - CONTINUED

RESULTS OF SPECIAL SHAREHOLDER MEETING

On October 5, 2004, the Parnassus Income Trust held a special meeting of shareholders to elect trustees and to amend the by-laws of the funds. The shareholders of the Trust elected Jerome L. Dodson, Herbert A. Houston, Jeanie S. Joe and Donald V. Potter to the Board of Trustees of the Fund. The shareholders also voted to amend Section 1 of Article II of the Restated By-laws of the Trust to change the mandatory retirement age for independent trustees to age 70 from 75. The table below shows how the shareholders voted:

Election of Trustees to Board of Trustees of The Parnassus Income Trust: Total Shares

	Total Shares	Total Shares	Total Percentage
	Voted “For”	Withheld	Voted “For”*
Jerome L. Dodson	29,287,335.70	925,063.19	96.9%
Herbert A. Houston	29,283,798.26	928,600.63	96.9%
Donald V. Potter	29,286,345.61	926,053.28	96.9%
Jeanie S. Joe	29,288,659.45	923,739.44	96.9%

Approval of Amendment to By-laws of The Parnassus Income Trust to Change Mandatory Retirement Age:
Total Shares	Total Shares	Total Percentage	Total Shares
Voted “For”	Voted “Against”	Voted “For”*	Abstained
27,601,885.47	1,823,393.34	91.4%	787,120.10
*The Total Percentage Voted For is of the shares cast at the meeting.

PROXY DISCLOSURES

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov), and by calling us at (800) 999-3505. On the Parnassus website, you can also find a record of our votes cast at shareholder meetings.

QUARTERLY PORTFOLIO SCHEDULE

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The quarterly portfolio holdings are available on the Securities and Exchange Commission’s website (www.sec.gov). The funds’ Form N-Q may also be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

39

Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant's principal executive officer and principal financial officer. During the fiscal year ending December 31, 2004 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds determined that Donald Potter, Chairman of the Board's Audit Committee, qualified as an "audit committee financial expert" as defined by Form N-CSR. The Trustee's decision was based on Mr. Potter's understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. He gained this knowledge from thirty years of experience as a strategy consultant for major corporations while working at McKinsey & Co. Management Consultants and at his own firm, Windermere Associates. He also spent four years working as a financial executive for a Fortune 500 company. He served as Chairman of the Audit Committee of Media Arts Group and has also served on the Audit Committees of DLJ Direct and Peer Foods. Mr. Potter is a graduate of Harvard Business School where he was named a Baker Scholar for finishing in the top 5% of his class. Mr. Potter is an independent trustee.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2003 and 2004 were $60,300 and $59,595, respectively.

(b) Audit-Related Fees

The aggregate fees billed for assurance and related services rendered by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2003 and 2004 were $0 and $4,100, respectively. Audit-related services relate to providing an internal control letter for affiliated transfer agent operations which are billed to the registrant's investment advisor.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the fiscal years ended December 31, 2003 and 2004 were $26,316 and $8,694, respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Audit Committee's pre-approval policies and procedures are as follows:

The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Trust, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services when such services are identified, and in all cases approval is required prior to completion.

(e) (2) 3% and 0% for fiscal years ended December 31, 2003 and December 31, 2004, respectively.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser set forth in 4(b) and (c) of this Item are $26,316 and $12,794 for the fiscal years ended December 31, 2003 and 2004, respectively.

(h) For the year-end December 31, 2004, the audit committee of the board of trustees considered all fees charged by the principal accountant, including non-audit fees, and that such fees were not incompatible with maintaining the principal accountant's independence.

Item 5: Not applicable.

Item 6: Reserved.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11: Controls and Procedures.

(a) Based on the evaluation of the Parnassus Income Trust's disclosure controls and procedures these controls and procedures are effective in providing reasonable assurance, that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission. The controls and procedures were first adopted on February 27, 2004 and were amended and updated as of February 2, 2005.

(b) There were no significant deficiencies or material weaknesses in the Parnassus Income Trust's (the Trust) internal controls subsequent to the date of evaluation. However, the Trust is in the midst of an accounting software change. As a result, internal controls are being evaluated and changed as necessary, on an ongoing basis as the system evolves.

Item 12: Exhibits attached hereto.

12(a) Code of Ethics.
12(b)(1) Section 302 certification.
12(b)(2) Section 906 certification.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Parnassus Income Trust

Date: February 10, 2005	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 10, 2005	By:	/s/ Jerome L. Dodson
Jerome L. Dodson President
Title

Date: February 10, 2005	By:	/s/ Debra Early
Debra Early Vice President
Title